UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2019

WESTERN ASSET

TOTAL RETURN ETF

WBND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Legg Mason Funds held in your account with your financial intermediary.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Total Return ETF for the twelve-month reporting period ended December 31, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2020

II	Western Asset Total Return ETF

Fund overview

Q. What is the Fund’s investment strategy?

A. Western Asset Total Return ETF (the “Fund”) seeks to maximize total return, consistent with prudent investment management and liquidity needs. Under normal market conditions, the Fund will seek its investment objective by investing at least 80% of its assets in a portfolio comprised of fixed income securities, debt instruments, derivatives, equity securities of any type acquired in reorganizations of issuers of fixed income securities or debt instruments (“work out securities”), non-convertible preferred securities, warrants, cash and cash equivalents, foreign currencies, and exchange-traded funds (“ETFs”) that provide exposure to these investments (“Principal Investments”). Debt instruments include loans and similar debt instruments.

As part of its 80% policy, the Fund intends to invest in derivatives that (i) provide exposure to the Principal Investments, (ii) are used to risk manage the Fund’s holdings, and/or (iii) are used to enhance returns. The risk management use of derivatives will include managing (i) investment-related risks, (ii) risks due to fluctuations in securities prices, interest rates, or currency exchanges rates, (iii) risks due to the credit-worthiness of an issuer, and (iv) the effective duration of the Fund’s portfolio. The types of derivatives in which the Fund will invest include swaps and security-based swaps, futures and options on futures, currency forwards, and currency options and security options. As a result of the Fund’s use of derivatives and to serve as collateral, the Fund may also hold significant amounts of U.S. Treasury securities, cash and cash equivalents and foreign currencies in which certain derivatives are denominated.

The types of fixed income securities in which the Fund may invest include corporate debt securities, U.S. government securities, asset-backed securities (“ABS”), mortgage-backed securities (“MBS”) (including commercial MBS (“CMBS”), residential MBS (“RMBS”) and non-agency collateralized mortgage obligations (“CMOS”)), collateralized debt obligations (“CDOs”) and mortgage dollar rolls. The fixed income securities and debt instruments in which the Fund may invest may pay fixed, variable or floating rates of interest. The Fund will not invest more than 20% of its portfolio in ABS and non-agency, non-government sponsored enterprise and privately-issued MBS or more than 10% of the Fund’s total assets in CDOs. The Fund will also not invest more than 20% of its total assets in junior loans (e.g., debt instruments that are unsecured and subordinated).

Although the Fund may invest in securities and debt instruments of any maturity, the Fund expects the normal range of the Fund’s effective durationi to be approximately 2 to 9 years.

The Fund may invest up to 30% of its assets in below investment grade fixed income securities or debt instruments. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (“NRSRO”) (e.g., BBB- or higher or Baa3 or higher) or, if unrated, securities that we determined to be of comparable quality at the time of purchase. Securities rated below investment grade (e.g., BB+ to D or

Western Asset Total Return ETF 2019 Annual Report	1

Fund overview (cont’d)

Baa1 to C) or, if unrated, securities that we determined to be of comparable quality at the time of purchase are commonly known as “junk bonds” or “high yield securities.”

The Fund may invest in securities issued by both U.S. and non-U.S. issuers (including issuers in emerging markets), but the Fund will not invest more than 30% of its total assets in securities or debt instruments of non-U.S. issuers or more than 25% of its total assets directly in non-U.S. dollar denominated securities or debt instruments. For purposes of these limitations only, derivatives, warrants and U.S.-listed ETFs that provide indirect exposure to the investments described above will not be counted by the Fund in calculating its holdings in non-U.S. issuers or in non-U.S. dollar denominated securities or debt instruments.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sectors. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets generally posted strong results over the twelve-month reporting period ended December 31, 2019. Spread sectors (non-Treasuries) largely outperformed U.S. Treasuries, but experienced periods of volatility. This was due to a number of factors, including moderating global growth, a “dovish pivot” by the Federal Reserve Board (the “Fed”)i, the trade conflict between the U.S. and China, uncertainties surrounding Brexit and numerous other geopolitical issues.

Both short- and long-term U.S. Treasury yields declined during the reporting period. The yield for the two-year Treasury note began the period at 2.48% and ended the reporting period at 1.58%. The low for the period was 1.39% on October 3, 2019 and the high for the period of 2.62% occurred on January 18, 2019. The yield for the ten-year Treasury began the reporting period at 2.69% and ended the period at 1.92%. The low for the period was 1.47% on August 28, September 3 and September 4, 2019, and the high for the period of 2.79% occurred on January 18, 2019.

All told, the Bloomberg Barclays U.S. Aggregate Indexii returned 8.72% for the twelve months ended December 31, 2019. Comparatively, riskier fixed-income securities, including high-yield bonds, produced even better results. Over the fiscal year, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexiii gained 14.32%. Elsewhere, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iv returned 14.42% for the twelve months ended December 31, 2019.

2	Western Asset Total Return ETF 2019 Annual Report

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the Fund’s allocations to agency MBS, bank loans and CMBS. In contrast, we reduced the Fund’s allocation to U.S. Treasuries, as well as emerging market corporates and sovereigns.

The Fund used U.S. Treasury futures, options and interest rate swaps, Eurodollar futures and options and interest rate swaps, and futures on non-U.S. rates to manage its durationv and yield curvevi exposure. The use of these instruments in total contributed to performance. Credit default swaps (“CDS”), which were used to manage the Fund’s exposure to individual credits, also contributed to returns. Finally, the use of currency forwards to hedge the Fund’s non-U.S. dollar currency exposure was positive for performance.

Performance review

For the twelve months ended December 31, 2019, Western Asset Total Return ETF generated a 13.19% return on a net asset value (“NAV”)vii basis and 12.44% based on its market priceviii per share.

The performance table shows the Fund’s total return for the twelve months ended December 31, 2019 based on its NAV and market price. The Fund’s broad-based market index, the Bloomberg Barclays U.S. Aggregate Index, returned 8.72% over the same time frame. The Lipper Core Plus Bond Funds Category Averageix returned 9.30% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

Performance Snapshot as of December 31, 2019 (unaudited)
	6 months	12 months
Western Asset Total Return ETF:
$26.88 (NAV)	3.98%	13.19	%*†
$26.89 (Market Price)	3.66%	12.44	%*‡
Bloomberg Barclays U.S. Aggregate Index	2.45%	8.72%
Lipper Core Plus Bond Funds Category Average	2.32%	9.30%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.leggmason.com/etf.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the ETF. Market price returns shown are typically based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV is determined, which is typically 4:00 p.m. Eastern time (US). These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Western Asset Total Return ETF 2019 Annual Report	3

Fund overview (cont’d)

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV (i.e., premium or discount) for various time periods is available by visiting the Fund’s website at www.leggmason.com/etf.

As of the Fund’s current prospectus dated April 29, 2019, the gross total annual fund operating expense ratio for the Fund was 0.51%.

The management agreement between Legg Mason ETF Investment Trust (the “Trust”) on behalf of the Fund and Legg Mason Partners Fund Advisor, LLC (the “manager” or “LMPFA”) (the “Management Agreement”) provides that LMPFA will pay all operating expenses of the Fund, other than interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the Management Agreement. LMPFA will also pay all subadvisory fees of the Fund. The manager has agreed to waive and/or reimburse management fees so that the ratio of total annual fund operating expenses will not exceed 0.45% (subject to the same exclusions as the Management Agreement). Total annual fund operating expenses after waiving and/or reimbursing management fees exceed the expense cap as a result of acquired fund fees and expenses. This arrangement cannot be terminated prior to May 1, 2021 without the Board of Trustee’ consent.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions at market price.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was duration positioning. Being long U.S. duration overall was a positive as rates moved lower across the yield curve. A long duration position in U.S. dollar-denominated emerging markets, sovereigns and corporates was rewarded as their yields also declined during the period. These positives were modestly offset by having short German bund duration given their declining yields.

An overweight to investment-grade corporate bonds and an allocation to high-yield corporate bonds generally was beneficial. Overall, their spreads narrowed given generally strong demand, as investors looked to generate incremental yield in the low interest rate environment.

The Fund’s emerging market exposures contributed to results during the reporting period. In particular, allocations to emerging market sovereigns and corporates were rewarded, as their spreads narrowed. The Fund’s local currency exposure was also beneficial, led by long positions in the Russian ruble, Mexican peso and Indonesian rupiah, as they all strengthened versus the U.S. dollar.

4	Western Asset Total Return ETF 2019 Annual Report

The Fund’s developed non-U.S. dollar positioning was additive for returns, driven by long exposures to the Canadian dollar and British pound, coupled with a short exposure to the euro.

Finally, the Fund’s structured product exposure, including non-agency RMBS, CMBS and ABS contributed to results.

Q. What were the leading detractors from performance?

A. The Fund outperformed its benchmark during the reporting period. That said, the Fund’s yield curve positioning detracted from returns, as the curve steepened during the year as a whole. An overweight to agency MBS generally was a negative as their spreads widened. Finally, an allocation to Treasury Inflation-Protected Securities (“TIPS”)x was a small negative for performance, as breakeven inflation rates declined during the reporting period.

Looking for additional information?

The Fund’s daily NAV is available on-line at www.leggmason.com/etf. The Fund is traded under the symbol “WBND” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Total Return ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 21, 2020

RISKS: The Fund is newly organized, with a limited history of operations. Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. High-yield securities include greater price volatility, illiquidity and possibility of default. International investments are subject to special risks, including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The use of leverage may increase volatility and possibility of loss. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Active management and diversification do not ensure gains or protect against market declines. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2019 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 41 for a list and percentage breakdown of the Fund’s holdings.

Western Asset Total Return ETF 2019 Annual Report	5

Fund overview (cont’d)

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2019 were: Financials (10.7%), Energy (5.6%), Health Care (4.3%), Communication Services (3.1%) and Consumer Discretionary (2.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. An index is a statistical composite that tracks a specified financial market, sector or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iv

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii	Net Asset Value (NAV) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

viii	Market price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The market price may differ from the Fund’s NAV.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 311 funds for the six-month period and among the 307 funds for the twelve-month period in the Fund’s Lipper category.

[x]

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant but generates a different amount of interest when multiplied by the inflation-adjusted principal.

6	Western Asset Total Return ETF 2019 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2019 and December 31, 2018 and does not include derivatives such as written options, futures contracts, forward foreign currency contracts and swap contracts. The composition of the Fund’s investments is subject to change at any time.

*	Represents less than 0.1%

Western Asset Total Return ETF 2019 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on July 1, 2019 and held for the six months ended December 31, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
3.98%	$1,000.00	$1,039.80	0.45%	$2.31	5.00%	$1,000.00	$1,022.94	0.45%	$2.29

[1]	For the six months ended December 31, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Western Asset Total Return ETF 2019 Annual Report

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 12/31/19	13.19%
Inception* through 12/31/19	11.54
Cumulative total returns[1]
Inception date of 10/3/18 through 12/31/19	14.54%

Market Price
Average annual total returns[2]
Twelve Months Ended 12/31/19	12.44%
Inception* through 12/31/19	11.54
Cumulative total returns[2]
Inception date of 10/3/18 through 12/31/19	14.55%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is typically based upon the midpoint between the bid and ask on the Fund’s principal trading market when the Fund’s NAV is determined, which is typically 4:00 p.m. Eastern time (US). These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

[1]	Assumes the reinvestments of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

*	Inception date of the Fund is October 3, 2018.

Western Asset Total Return ETF 2019 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Western Asset Total Return ETF vs Bloomberg Barclays U.S. Aggregate Index† — October 3, 2018 - December 31, 2019

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in the Western Asset Total Return ETF on October 3, 2018 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2019. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. Aggregate Index. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. The Bloomberg Barclays U.S. Aggregate Index (the “Index”) is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

10	Western Asset Total Return ETF 2019 Annual Report

Schedule of investments

December 31, 2019

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Mortgage-Backed Securities—35.8%
FHLMC — 10.9%
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	6/1/33- 1/1/50	2,751,384	$2,817,206
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	9/1/47- 11/1/49	2,766,168	2,879,051
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	7/1/48- 12/1/48	1,305,893	1,378,874
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	9/1/48- 11/1/49	4,001,707	4,162,648
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	11/1/48- 1/1/49	205,973	220,115
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.000%	10/1/46- 5/1/47	220,843	227,413
Total FHLMC				11,685,307
FNMA — 19.1%
Federal National Mortgage Association (FNMA)	3.525%	2/1/29	170,000	183,124
Federal National Mortgage Association (FNMA)	3.160%	5/1/29	9,928	10,462
Federal National Mortgage Association (FNMA)	3.240%	5/1/29	10,000	10,613
Federal National Mortgage Association (FNMA)	3.260%	5/1/29	10,000	10,621
Federal National Mortgage Association (FNMA)	2.800%	8/1/31	100,000	102,122
Federal National Mortgage Association (FNMA)	2.870%	8/1/31	100,000	103,185
Federal National Mortgage Association (FNMA)	3.500%	10/1/34- 10/1/49	4,011,511	4,173,991
Federal National Mortgage Association (FNMA)	3.000%	11/1/46- 1/1/50	10,422,467	10,580,842
Federal National Mortgage Association (FNMA)	4.000%	11/1/48- 12/1/48	1,470,775	1,532,949
Federal National Mortgage Association (FNMA)	5.000%	11/1/48	215,583	230,436
Federal National Mortgage Association (FNMA)	4.500%	12/1/48- 5/1/49	165,159	175,923
Federal National Mortgage Association (FNMA)	2.500%	1/1/50	1,800,000	1,779,820	(a)
Federal National Mortgage Association (FNMA)	3.000%	1/1/50	1,600,000	1,622,750	(a)

See Notes to Financial Statements.

Western Asset Total Return ETF 2019 Annual Report	11

Schedule of investments (cont’d)

December 31, 2019

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
FNMA — continued
Total FNMA				20,516,838
GNMA — 5.8%
Government National Mortgage Association (GNMA)	3.000%	10/15/42	107,451	$110,841
Government National Mortgage Association (GNMA) II	3.000%	12/20/47- 12/20/49	651,959	670,154
Government National Mortgage Association (GNMA) II	4.500%	6/20/48- 4/20/49	607,431	636,200
Government National Mortgage Association (GNMA) II	5.000%	11/20/48- 1/20/49	235,564	248,931
Government National Mortgage Association (GNMA) II	4.000%	5/20/49	96,056	99,586
Government National Mortgage Association (GNMA) II	3.500%	7/20/49- 10/20/49	1,994,065	2,061,878
Government National Mortgage Association (GNMA) II	2.500%	9/20/49	98,929	97,770
Government National Mortgage Association (GNMA) II	2.500%	1/1/50	700,000	702,980	(a)
Government National Mortgage Association (GNMA) II	3.000%	1/1/50	1,600,000	1,643,813	(a)
Total GNMA				6,272,153
Total Mortgage-Backed Securities (Cost — $38,334,604)				38,474,298
Corporate Bonds & Notes — 29.5%
Communication Services — 2.7%
Diversified Telecommunication Services — 0.8%
AT&T Inc., Senior Notes	3.400%	5/15/25	210,000	219,927
AT&T Inc., Senior Notes	4.350%	6/15/45	70,000	75,573
Verizon Communications Inc., Senior Notes	3.376%	2/15/25	20,000	21,186
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	90,000	102,147
Verizon Communications Inc., Senior Notes	3.875%	2/8/29	30,000	33,094
Verizon Communications Inc., Senior Notes	4.500%	8/10/33	300,000	350,193
Verizon Communications Inc., Senior Notes	5.250%	3/16/37	30,000	37,678
Total Diversified Telecommunication Services				839,798
Entertainment — 0.0%
Netflix Inc., Senior Notes	5.375%	2/1/21	10,000	10,312
Media — 1.6%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	10,000	10,550	(b)(c)

See Notes to Financial Statements.

12	Western Asset Total Return ETF 2019 Annual Report

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	190,000	$209,224
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.050%	3/30/29	230,000	260,971
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	4/1/38	100,000	114,104
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.750%	4/1/48	120,000	140,151
Comcast Corp., Senior Notes	4.150%	10/15/28	350,000	394,220
Comcast Corp., Senior Notes	4.700%	10/15/48	60,000	74,086
DISH DBS Corp., Senior Notes	5.875%	11/15/24	80,000	81,750
Fox Corp., Senior Notes	5.476%	1/25/39	180,000	220,247	(b)(c)
NBCUniversal Media LLC, Senior Notes	4.375%	4/1/21	50,000	51,568
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	5/15/29	200,000	211,750	(b)
Total Media				1,768,621
Wireless Telecommunication Services — 0.3%
CSC Holdings LLC, Senior Notes	5.375%	2/1/28	200,000	213,250	(b)
Sprint Corp., Senior Notes	7.875%	9/15/23	70,000	77,233
Vodafone Group PLC, Senior Notes	4.375%	5/30/28	30,000	33,263
Total Wireless Telecommunication Services				323,746
Total Communication Services				2,942,477
Consumer Discretionary — 1.4%
Automobiles — 0.3%
Ford Motor Credit Co. LLC, Senior Notes	5.875%	8/2/21	200,000	209,385
General Motors Co., Senior Notes	5.950%	4/1/49	10,000	11,086
General Motors Financial Co. Inc., Senior Notes	3.450%	4/10/22	130,000	132,956
Total Automobiles				353,427
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC/Prime Finance Inc., Senior Secured Notes	5.250%	4/15/24	50,000	52,900	(b)
Prime Security Services Borrower LLC/Prime Finance Inc., Senior Secured Notes	5.750%	4/15/26	40,000	43,475	(b)
Total Diversified Consumer Services				96,375

See Notes to Financial Statements.

Western Asset Total Return ETF 2019 Annual Report	13

Schedule of investments (cont’d)

December 31, 2019

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — 0.8%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.250%	5/15/24	100,000	$102,500	(b)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	20,000	21,250
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	160,000	164,737
Las Vegas Sands Corp., Senior Notes	3.500%	8/18/26	70,000	72,015
McDonald’s Corp., Senior Notes	3.800%	4/1/28	110,000	120,302
McDonald’s Corp., Senior Notes	4.450%	9/1/48	70,000	80,230
Sands China Ltd., Senior Notes	5.125%	8/8/25	200,000	219,468
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	40,000	41,900	(b)
Total Hotels, Restaurants & Leisure				822,402
Household Durables — 0.0%
Lennar Corp., Senior Notes	4.500%	4/30/24	40,000	42,300
Internet & Direct Marketing Retail — 0.2%
Amazon.com Inc., Senior Notes	3.875%	8/22/37	100,000	113,659
Amazon.com Inc., Senior Notes	4.050%	8/22/47	90,000	105,916
Total Internet & Direct Marketing Retail				219,575
Total Consumer Discretionary				1,534,079
Consumer Staples — 1.7%
Beverages — 0.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.650%	2/1/26	220,000	234,644
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.000%	4/13/28	110,000	121,061
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.439%	10/6/48	30,000	33,648
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.550%	1/23/49	80,000	103,945
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	50,000	51,011
Total Beverages				544,309
Food & Staples Retailing — 0.2%
Walmart Inc., Senior Notes	3.050%	7/8/26	10,000	10,549
Walmart Inc., Senior Notes	3.700%	6/26/28	150,000	165,269
Total Food & Staples Retailing				175,818
Food Products — 0.0%
Mars Inc., Senior Notes	2.700%	4/1/25	20,000	20,467	(b)
Mars Inc., Senior Notes	3.200%	4/1/30	10,000	10,592	(c)
Total Food Products				31,059
Tobacco — 1.0%
Altria Group Inc., Senior Notes	3.490%	2/14/22	10,000	10,292

See Notes to Financial Statements.

14	Western Asset Total Return ETF 2019 Annual Report

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Tobacco — continued
Altria Group Inc., Senior Notes	3.800%	2/14/24	10,000	$10,531
Altria Group Inc., Senior Notes	4.400%	2/14/26	100,000	108,715
Altria Group Inc., Senior Notes	4.800%	2/14/29	220,000	245,226
Altria Group Inc., Senior Notes	5.800%	2/14/39	10,000	11,765
Altria Group Inc., Senior Notes	5.375%	1/31/44	10,000	11,299
Altria Group Inc., Senior Notes	5.950%	2/14/49	180,000	218,244
Altria Group Inc., Senior Notes	6.200%	2/14/59	10,000	11,916
BAT Capital Corp., Senior Notes	3.557%	8/15/27	180,000	183,785
BAT Capital Corp., Senior Notes	4.540%	8/15/47	50,000	50,286
Philip Morris International Inc., Senior Notes	2.500%	11/2/22	170,000	172,517
Total Tobacco				1,034,576
Total Consumer Staples				1,785,762
Energy — 5.6%
Energy Equipment & Services — 0.1%
Halliburton Co., Senior Notes	3.800%	11/15/25	50,000	53,340
Oil, Gas & Consumable Fuels — 5.5%
Apache Corp., Senior Notes	4.375%	10/15/28	30,000	31,380
Apache Corp., Senior Notes	4.250%	1/15/30	130,000	134,838
Apache Corp., Senior Notes	4.250%	1/15/44	60,000	55,337
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	10,000	9,800	(b)(c)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.625%	7/15/26	60,000	54,300	(b)
BP Capital Markets America Inc., Senior Notes	3.937%	9/21/28	180,000	198,958
BP Capital Markets America Inc., Senior Notes	3.410%	2/11/26	20,000	21,310
BP Capital Markets PLC, Senior Notes	3.506%	3/17/25	50,000	53,237
Cameron LNG LLC, Senior Secured Notes	2.902%	7/15/31	10,000	10,023	(b)
Cameron LNG LLC, Senior Secured Notes	3.302%	1/15/35	60,000	60,599	(b)
Cimarex Energy Co., Senior Notes	3.900%	5/15/27	140,000	145,240
Cimarex Energy Co., Senior Notes	4.375%	3/15/29	40,000	42,432
Concho Resources Inc., Senior Notes	4.375%	1/15/25	90,000	93,039
Concho Resources Inc., Senior Notes	4.300%	8/15/28	40,000	43,616
Continental Resources Inc., Senior Notes	4.500%	4/15/23	90,000	94,036
Continental Resources Inc., Senior Notes	3.800%	6/1/24	110,000	113,772
Continental Resources Inc., Senior Notes	4.375%	1/15/28	10,000	10,634
DCP Midstream Operating LP, Senior Notes	6.450%	11/3/36	10,000	10,500	(b)
Devon Energy Corp., Senior Notes	5.850%	12/15/25	200,000	237,172

See Notes to Financial Statements.

Western Asset Total Return ETF 2019 Annual Report	15

Schedule of investments (cont’d)

December 31, 2019

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Devon Energy Corp., Senior Notes	5.000%	6/15/45	40,000	$46,427
Ecopetrol SA, Senior Notes	5.875%	5/28/45	800,000	943,000
Energy Transfer Operating LP, Senior Notes	5.250%	4/15/29	10,000	11,237
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	170,000	188,180
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	50,000	52,458
Kinder Morgan Inc., Senior Notes	4.300%	3/1/28	30,000	32,712
Kinder Morgan Inc., Senior Notes	5.550%	6/1/45	20,000	23,802
Kinder Morgan Inc., Senior Notes	5.050%	2/15/46	20,000	22,444
Kinder Morgan Inc., Senior Notes	5.200%	3/1/48	50,000	58,062
MPLX LP, Senior Notes	4.875%	6/1/25	110,000	120,168
MPLX LP, Senior Notes	4.800%	2/15/29	90,000	98,784
MPLX LP, Senior Notes	4.500%	4/15/38	100,000	101,757
MPLX LP, Senior Notes	5.500%	2/15/49	10,000	11,361
Noble Energy Inc., Senior Notes	3.850%	1/15/28	60,000	63,402
Noble Energy Inc., Senior Notes	6.000%	3/1/41	30,000	36,105
Occidental Petroleum Corp., Senior Notes	4.850%	3/15/21	40,000	41,203
Occidental Petroleum Corp., Senior Notes	2.600%	8/13/21	10,000	10,074
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	50,000	50,884
Occidental Petroleum Corp., Senior Notes	2.700%	8/15/22	20,000	20,208
Occidental Petroleum Corp., Senior Notes	2.900%	8/15/24	150,000	152,451
Occidental Petroleum Corp., Senior Notes	3.500%	8/15/29	240,000	245,009
Occidental Petroleum Corp., Senior Notes	6.600%	3/15/46	110,000	141,819
Occidental Petroleum Corp., Senior Notes	4.200%	3/15/48	60,000	59,605
Occidental Petroleum Corp., Senior Notes	4.400%	8/15/49	60,000	61,954
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	1,050,000	1,184,400
Petroleos Mexicanos, Senior Notes	6.625%	6/15/35	140,000	143,430
Range Resources Corp., Senior Notes	4.875%	5/15/25	70,000	59,850
Shell International Finance BV, Senior Notes	4.375%	5/11/45	100,000	119,382
Shell International Finance BV, Senior Notes	4.000%	5/10/46	30,000	34,188
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.875%	1/15/29	20,000	22,200	(b)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	160,000	203,353
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	50,000	66,687

See Notes to Financial Statements.

16	Western Asset Total Return ETF 2019 Annual Report

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	40,000	$57,537
WPX Energy Inc., Senior Notes	5.250%	10/15/27	40,000	42,200
Total Oil, Gas & Consumable Fuels				5,946,556
Total Energy				5,999,896
Financials — 10.3%
Banks — 8.0%
Banco Actinver SA/Grupo GICSA SAB de CV, Senior Secured Notes	4.800%	12/18/32	270,000	269,716	(b)
Banco Santander SA, Senior Notes	3.848%	4/12/23	200,000	208,645
Bank of America Corp., Senior Notes	5.000%	1/21/44	100,000	130,430
Bank of America Corp., Senior Notes (3.004% to 12/20/22 then 3 mo. USD LIBOR + 0.790%)	3.004%	12/20/23	100,000	102,334	(d)
Bank of America Corp., Senior Notes (3.970% to 3/5/28 then 3 mo. USD LIBOR + 1.070%)	3.970%	3/5/29	660,000	719,250	(d)
Bank of America Corp., Senior Notes (3.974% to 2/7/29 then 3 mo. USD LIBOR + 1.210%)	3.974%	2/7/30	70,000	76,851	(d)
Bank of America Corp., Senior Notes (4.330% to 3/15/49 then 3 mo. USD LIBOR + 1.520%)	4.330%	3/15/50	120,000	144,666	(d)
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	200,000	214,763
Barclays PLC, Subordinated Notes (5.088% to 6/20/29 then 3 mo. USD LIBOR + 3.054%)	5.088%	6/20/30	200,000	223,008	(d)
BNP Paribas SA, Senior Notes (4.705% to 1/10/24 then 3 mo. USD LIBOR + 2.235%)	4.705%	1/10/25	200,000	216,709	(b)(d)
BNP Paribas SA, Senior Notes (5.198% to 1/10/29 then 3 mo. USD LIBOR + 2.567%)	5.198%	1/10/30	200,000	235,211	(b)(d)
Citigroup Inc., Senior Notes	8.125%	7/15/39	130,000	217,029
Citigroup Inc., Senior Notes	4.650%	7/23/48	140,000	175,116
Citigroup Inc., Senior Notes (3.980% to 3/20/29 then 3 mo. USD LIBOR + 1.338%)	3.980%	3/20/30	310,000	339,391	(d)
Citigroup Inc., Senior Notes (4.075% to 4/23/28 then 3 mo. USD LIBOR + 1.192%)	4.075%	4/23/29	50,000	54,734	(d)
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	170,000	194,393
Cooperatieve Rabobank UA, Senior Notes	4.375%	8/4/25	250,000	271,308
Danske Bank A/S, Senior Notes (3.001% to 9/20/21 then 3 mo. USD LIBOR + 1.249%)	3.001%	9/20/22	400,000	403,546	(b)(d)
Fifth Third Bancorp, Senior Notes	3.650%	1/25/24	10,000	10,555

See Notes to Financial Statements.

Western Asset Total Return ETF 2019 Annual Report	17

Schedule of investments (cont’d)

December 31, 2019

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
HSBC Holdings PLC, Senior Notes (3.973% to 5/22/29 then 3 mo. USD LIBOR + 1.610%)	3.973%	5/22/30	400,000	$431,346	(d)
HSBC Holdings PLC, Senior Notes (4.583% to 6/19/28 then 3 mo. USD LIBOR + 1.535%)	4.583%	6/19/29	200,000	223,648	(d)
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	200,000	213,908
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	200,000	202,679	(b)
Intesa Sanpaolo SpA, Senior Notes	3.375%	1/12/23	200,000	203,372	(b)
JPMorgan Chase & Co., Senior Notes (4.023% to 12/5/23 then 3 mo. USD LIBOR + 1.000%)	4.023%	12/5/24	90,000	95,983	(d)
JPMorgan Chase & Co., Senior Notes (4.203% to 7/23/28 then 3 mo. USD LIBOR + 1.260%)	4.203%	7/23/29	110,000	122,792	(d)
JPMorgan Chase & Co., Senior Notes (4.452% to 12/5/28 then 3 mo. USD LIBOR + 1.330%)	4.452%	12/5/29	180,000	204,856	(d)
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	230,000	292,757
Lloyds Banking Group PLC, Senior Notes	3.900%	3/12/24	200,000	211,205
Lloyds Banking Group PLC, Senior Notes	4.375%	3/22/28	200,000	220,598
Royal Bank of Canada, Senior Notes	3.200%	4/30/21	50,000	50,893
Royal Bank of Scotland Group PLC, Senior Notes (5.076% to 1/27/29 then 3 mo. USD LIBOR + 1.905%)	5.076%	1/27/30	200,000	230,076	(d)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	350,000	379,226
Toronto-Dominion Bank, Senior Notes	3.250%	6/11/21	50,000	51,066
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	200,000	230,089	(b)(d)
Wells Fargo & Co., Senior Notes	3.750%	1/24/24	60,000	63,440
Wells Fargo & Co., Senior Notes	4.150%	1/24/29	390,000	434,446
Wells Fargo & Co., Senior Notes (2.879% to 10/30/29 then 3 mo. USD LIBOR + 1.170%)	2.879%	10/30/30	150,000	151,043	(d)
Wells Fargo & Co., Senior Notes (3.584% to 5/22/27 then 3 mo. USD LIBOR + 1.310%)	3.584%	5/22/28	100,000	106,307	(d)
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	40,000	43,836
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	220,000	264,197
Total Banks				8,635,418
Capital Markets — 1.8%
Goldman Sachs Group Inc., Senior Notes	3.200%	2/23/23	10,000	10,281

See Notes to Financial Statements.

18	Western Asset Total Return ETF 2019 Annual Report

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	200,000	$211,540
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	50,000	52,622
Goldman Sachs Group Inc., Senior Notes (2.876% to 10/31/21 then 3 mo. USD LIBOR + 0.821%)	2.876%	10/31/22	80,000	81,135	(d)
Goldman Sachs Group Inc., Senior Notes (3.814% to 4/23/28 then 3 mo. USD LIBOR + 1.158%)	3.814%	4/23/29	400,000	429,152	(d)
Goldman Sachs Group Inc., Senior Notes (4.223% to 5/1/28 then 3 mo. USD LIBOR + 1.301%)	4.223%	5/1/29	230,000	253,593	(d)
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	240,000	295,016
Morgan Stanley, Senior Notes (3.772% to 1/24/28 then 3 mo. USD LIBOR + 1.140%)	3.772%	1/24/29	130,000	139,939	(d)
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	200,000	218,500	(b)(d)(e)
UBS Group AG, Senior Notes (3.126% to 8/13/29 then 3 mo. USD LIBOR + 1.468%)	3.126%	8/13/30	200,000	203,454	(b)(d)
Total Capital Markets				1,895,232
Consumer Finance — 0.1%
American Express Co., Senior Notes	3.700%	11/5/21	90,000	92,750
American Express Credit Corp., Senior Notes	2.375%	5/26/20	50,000	50,060
Total Consumer Finance				142,810
Diversified Financial Services — 0.3%
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	150,000	163,428
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	10,000	10,654	(b)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	90,000	98,812	(b)
Total Diversified Financial Services				272,894
Insurance — 0.1%
American International Group Inc., Senior Notes	3.750%	7/10/25	50,000	53,518
Berkshire Hathaway Finance Corp., Senior Notes	4.250%	1/15/49	70,000	83,053
Total Insurance				136,571
Total Financials				11,082,925

See Notes to Financial Statements.

Western Asset Total Return ETF 2019 Annual Report	19

Schedule of investments (cont’d)

December 31, 2019

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Health Care — 3.7%
Biotechnology — 0.6%
AbbVie Inc., Senior Notes	2.300%	11/21/22	170,000	$170,859	(b)(c)
AbbVie Inc., Senior Notes	2.600%	11/21/24	150,000	151,214	(b)(c)
AbbVie Inc., Senior Notes	2.950%	11/21/26	40,000	40,726	(b)(c)
AbbVie Inc., Senior Notes	3.200%	11/21/29	250,000	254,339	(b)(c)
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	80,000	86,160
Total Biotechnology				703,298
Health Care Equipment & Supplies — 0.3%
Abbott Laboratories, Senior Notes	3.750%	11/30/26	50,000	54,633
Becton Dickinson and Co., Senior Notes	3.363%	6/6/24	80,000	83,323
Becton Dickinson and Co., Senior Notes	3.700%	6/6/27	140,000	148,988
Total Health Care Equipment & Supplies				286,944
Health Care Providers & Services — 2.1%
Anthem Inc., Senior Notes	3.650%	12/1/27	40,000	42,360
Centene Corp., Senior Notes	5.375%	6/1/26	10,000	10,612	(b)
Centene Corp., Senior Notes	4.625%	12/15/29	40,000	42,054	(b)(c)
Cigna Corp., Senior Notes	4.125%	11/15/25	130,000	141,082
Cigna Corp., Senior Notes	4.375%	10/15/28	230,000	254,814
CVS Health Corp., Senior Notes	3.350%	3/9/21	27,000	27,449
CVS Health Corp., Senior Notes	4.100%	3/25/25	180,000	193,259
CVS Health Corp., Senior Notes	4.300%	3/25/28	420,000	458,825
CVS Health Corp., Senior Notes	5.050%	3/25/48	190,000	225,155
HCA Inc., Senior Notes	5.625%	9/1/28	40,000	45,584
HCA Inc., Senior Secured Notes	5.250%	6/15/26	40,000	44,813
HCA Inc., Senior Secured Notes	4.125%	6/15/29	160,000	169,773
Humana Inc., Senior Notes	3.950%	3/15/27	70,000	75,340
Humana Inc., Senior Notes	3.125%	8/15/29	190,000	193,821
UnitedHealth Group Inc., Senior Notes	3.875%	12/15/28	20,000	22,145
UnitedHealth Group Inc., Senior Notes	2.875%	8/15/29	220,000	226,444
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	30,000	39,616
Total Health Care Providers & Services				2,213,146
Pharmaceuticals — 0.7%
Allergan Funding SCS, Senior Notes	4.750%	3/15/45	10,000	10,891
Bristol-Myers Squibb Co., Senior Notes	2.600%	5/16/22	20,000	20,333	(b)(c)
Bristol-Myers Squibb Co., Senior Notes	2.900%	7/26/24	30,000	30,978	(b)(c)
Bristol-Myers Squibb Co., Senior Notes	3.875%	8/15/25	30,000	32,431	(b)(c)
Bristol-Myers Squibb Co., Senior Notes	3.200%	6/15/26	20,000	21,012	(b)(c)
Bristol-Myers Squibb Co., Senior Notes	3.400%	7/26/29	320,000	342,472	(b)(c)
Bristol-Myers Squibb Co., Senior Notes	5.000%	8/15/45	20,000	25,656	(b)(c)

See Notes to Financial Statements.

20	Western Asset Total Return ETF 2019 Annual Report

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Johnson & Johnson, Senior Notes	3.625%	3/3/37	30,000	$33,140
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	40,000	39,150
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	170,000	164,636
Total Pharmaceuticals				720,699
Total Health Care				3,924,087
Industrials — 1.5%
Aerospace & Defense — 0.6%
Boeing Co., Senior Notes	3.200%	3/1/29	110,000	114,721
Boeing Co., Senior Notes	3.250%	2/1/35	110,000	112,581
Boeing Co., Senior Notes	3.750%	2/1/50	70,000	74,446
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	100,000	107,286
Northrop Grumman Corp., Senior Notes	3.250%	1/15/28	150,000	156,550
United Technologies Corp., Senior Notes	4.125%	11/16/28	80,000	90,008
Total Aerospace & Defense				655,592
Air Freight & Logistics — 0.0%
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	10,000	10,190	(b)
Airlines — 0.0%
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	50,000	50,022
Commercial Services & Supplies — 0.2%
Cintas Corp. No 2, Senior Notes	2.900%	4/1/22	50,000	51,007
Republic Services Inc., Senior Notes	2.500%	8/15/24	10,000	10,115
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	50,000	52,061
Waste Management Inc., Senior Notes	3.200%	6/15/26	10,000	10,477
Waste Management Inc., Senior Notes	3.450%	6/15/29	10,000	10,710
Waste Management Inc., Senior Notes	4.000%	7/15/39	90,000	100,845
Waste Management Inc., Senior Notes	4.150%	7/15/49	10,000	11,442
Total Commercial Services & Supplies				246,657
Electrical Equipment — 0.1%
Eaton Corp., Senior Notes	2.750%	11/2/22	50,000	51,020
Industrial Conglomerates — 0.4%
3M Co., Senior Notes	2.375%	8/26/29	10,000	9,867
General Electric Co., Senior Notes	6.750%	3/15/32	40,000	51,389
General Electric Co., Senior Notes	6.875%	1/10/39	310,000	414,328
Total Industrial Conglomerates				475,584

See Notes to Financial Statements.

Western Asset Total Return ETF 2019 Annual Report	21

Schedule of investments (cont’d)

December 31, 2019

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Road & Rail — 0.2%
Union Pacific Corp., Senior Notes	3.950%	9/10/28	100,000	$110,501
Union Pacific Corp., Senior Notes	3.839%	3/20/60	50,000	50,731	(b)(c)
Total Road & Rail				161,232
Total Industrials				1,650,297
Information Technology — 0.9%
Communications Equipment — 0.0%
Harris Corp., Senior Notes	4.854%	4/27/35	50,000	59,031
IT Services — 0.1%
Visa Inc., Senior Notes	3.150%	12/14/25	80,000	84,581
Visa Inc., Senior Notes	4.300%	12/14/45	50,000	61,465
Total IT Services				146,046
Software — 0.5%
Microsoft Corp., Senior Notes	2.400%	2/6/22	20,000	20,283
Microsoft Corp., Senior Notes	3.300%	2/6/27	390,000	416,874
salesforce.com Inc., Senior Notes	3.250%	4/11/23	50,000	52,011
Total Software				489,168
Technology Hardware, Storage & Peripherals — 0.3%
Apple Inc., Senior Notes	2.450%	8/4/26	140,000	141,999
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	160,000	164,658	(b)(c)
Total Technology Hardware, Storage & Peripherals				306,657
Total Information Technology				1,000,902
Materials — 1.0%
Metals & Mining — 1.0%
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	200,000	209,590	(b)
ArcelorMittal SA, Senior Notes	6.250%	2/25/22	50,000	53,895
ArcelorMittal SA, Senior Notes	6.125%	6/1/25	160,000	183,838
ArcelorMittal SA, Senior Notes	4.550%	3/11/26	60,000	63,716
Barrick North America Finance LLC, Senior Notes	5.750%	5/1/43	50,000	63,665
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	30,000	38,421
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	85,000	87,975
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	230,000	240,901	(b)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	60,000	62,364	(b)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	30,000	30,984	(b)
Total Materials				1,035,349
Utilities — 0.7%
Electric Utilities — 0.7%
Duke Energy Ohio Inc., Secured Bonds	3.650%	2/1/29	100,000	108,684

See Notes to Financial Statements.

22	Western Asset Total Return ETF 2019 Annual Report

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†		Value
Electric Utilities — continued
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	40,000		$42,172
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	420,000		593,084
Sensata Technologies Inc., Senior Notes	4.375%	2/15/30	40,000		40,777	(b)
Total Utilities					784,717
Total Corporate Bonds & Notes (Cost — $30,738,143)					31,740,491
Sovereign Bonds — 9.9%
Argentina — 0.1%
Argentina POM Politica Monetaria, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	56.589%	6/21/20	1,610,000	ARS	14,146	(d)(f)
Argentine Republic Government International Bond, Senior Notes	4.625%	1/11/23	150,000		74,252
Total Argentina					88,398
Brazil — 2.2%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/21	1,260,000	BRL	329,257
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	3,997,000	BRL	1,168,242
Brazilian Government International Bond, Senior Notes	5.000%	1/27/45	850,000		882,980
Total Brazil					2,380,479
Indonesia — 1.7%
Indonesia Government International Bond, Senior Notes	4.350%	1/11/48	1,200,000		1,321,298
Indonesia Treasury Bond, Senior Notes	7.000%	5/15/27	6,941,000,000	IDR	498,021
Indonesia Treasury Bond, Senior Notes	7.500%	6/15/35	330,000,000	IDR	23,780
Total Indonesia					1,843,099
Kuwait — 0.6%
Kuwait International Government Bond, Senior Notes	3.500%	3/20/27	600,000		644,784	(b)
Mexico — 3.3%
Mexican Bonos, Bonds	8.000%	11/7/47	11,410,000	MXN	661,670
Mexican Bonos, Senior Notes	8.500%	5/31/29	5,540,000	MXN	326,529
Mexican Bonos, Senior Notes	7.750%	11/13/42	25,840,000	MXN	1,451,126
Mexico Government International Bond, Senior Notes	4.750%	3/8/44	1,010,000		1,116,050
Total Mexico					3,555,375
Russia — 2.0%
Russian Federal Bond — OFZ	7.050%	1/19/28	76,210,000	RUB	1,295,458
Russian Federal Bond — OFZ	6.900%	5/23/29	16,140,000	RUB	273,896

See Notes to Financial Statements.

Western Asset Total Return ETF 2019 Annual Report	23

Schedule of investments (cont’d)

December 31, 2019

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†		Value
Russia — continued
Russian Federal Bond — OFZ	7.650%	4/10/30	6,220,000	RUB	$110,359
Russian Federal Bond — OFZ	7.250%	5/10/34	240,000	RUB	4,166
Russian Federal Bond — OFZ, Bonds	7.700%	3/16/39	27,520,000	RUB	501,566
Total Russia					2,185,445
Total Sovereign Bonds (Cost — $10,363,796)					10,697,580
Collateralized Mortgage Obligations (g) — 9.5%
Alternative Loan Trust, 2005-81 A1 (1 mo. USD LIBOR + 0.280%)	2.072%	2/25/37	223,814		207,014	(d)
Benchmark Mortgage Trust, 2019-B15 A5	2.928%	12/15/72	150,000		153,269
BX Commercial Mortgage Trust, 2018-IND G (1 mo. USD LIBOR + 2.050%)	3.790%	11/15/35	133,000		133,331	(b)(d)
BX Commercial Mortgage Trust, 2019-IMC F (1 mo. USD LIBOR + 2.900%)	4.640%	4/15/34	300,000		301,584	(b)(d)
CSMC Trust, 2019-RPL9 A1	3.319%	10/27/59	248,833		248,530	(b)(d)
CSMC Trust, 2019-UVIL A	3.160%	12/15/41	260,000		264,083	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K091 A2	3.505%	3/25/29	30,000		32,458
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K101 A1	2.190%	7/25/29	499,323		494,661
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, K101 X1, IO	0.837%	10/25/29	2,799,619		193,854	(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA1 M2 (1 mo. USD LIBOR + 3.250%)	5.042%	7/25/29	250,000		262,745	(d)
Federal National Mortgage Association (FNMA) — CAS, 2014-C01 M2 (1 mo. USD LIBOR + 4.400%)	6.192%	1/25/24	123,554		134,275	(d)
Federal National Mortgage Association (FNMA) — CAS, 2014-C02 1M2 (1 mo. USD LIBOR + 2.600%)	4.392%	5/25/24	230,086		239,592	(d)
Federal National Mortgage Association (FNMA) — CAS, 2015-C03 1M2 (1 mo. USD LIBOR + 5.000%)	6.792%	7/25/25	72,888		79,339	(b)(d)
Federal National Mortgage Association (FNMA) — CAS, 2017-C05 1M2 (1 mo. USD LIBOR + 2.200%)	3.992%	1/25/30	125,000		127,152	(d)

See Notes to Financial Statements.

24	Western Asset Total Return ETF 2019 Annual Report

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (g) — continued
Federal National Mortgage Association (FNMA) — CAS, 2017-C07 1M2 (1 mo. USD LIBOR + 2.400%)	4.192%	5/25/30	500,000	$509,242	(b)(d)
Federal National Mortgage Association (FNMA) — CAS, 2018-C01 1M2 (1 mo. USD LIBOR + 2.250%)	4.042%	7/25/30	250,000	253,288	(b)(d)
Federal National Mortgage Association (FNMA) — CAS, 2018-C03 1M1 (1 mo. USD LIBOR + 0.680%)	2.472%	10/25/30	42,262	42,270	(b)(d)
Federal National Mortgage Association (FNMA) — CAS, 2019-R07 1M2 (1 mo. USD LIBOR + 2.100%)	3.892%	10/25/39	450,000	454,228	(b)(d)
Federal National Mortgage Association (FNMA) ACES, 2018-M9 APT2	3.124%	4/25/28	100,000	104,907	(d)
Federal National Mortgage Association (FNMA) ACES, 2019-M1 A2	3.555%	9/25/28	100,000	108,133	(d)
Federal National Mortgage Association (FNMA) ACES, 2019-M4 A2	3.610%	2/25/31	10,000	10,866
Federal National Mortgage Association (FNMA) ACES, 2019-M5 A2	3.273%	1/25/29	30,000	31,776
Federal National Mortgage Association (FNMA) ACES, 2019-M6 A2	3.450%	1/1/29	20,000	21,464
Federal National Mortgage Association (FNMA) ACES, 2019-M23 3A3	2.720%	10/25/31	99,996	100,460	(d)
Government National Mortgage Association (GNMA), 2016-14 H	2.850%	3/16/57	593,303	596,591
Government National Mortgage Association (GNMA), 2013-50 IO, IO	0.188%	10/16/48	17,439,035	248,693	(d)
Government National Mortgage Association (GNMA), 2014-17 AM	2.552%	6/16/48	496,687	508,553	(d)
GS Mortgage Securities Corp. II, 2018-SRP5 C (1 mo. USD LIBOR + 3.750%)	5.490%	9/15/31	400,000	399,998	(b)(d)
GS Mortgage Securities Trust, 2017-GS8 C	4.337%	11/10/50	401,000	423,295	(d)
Impac CMB Trust, 2005-7 A1 (1 mo. USD LIBOR + 0.520%)	2.312%	11/25/35	287,192	266,612	(d)
IndyMac INDX Mortgage Loan Trust, 2005- AR10 A1 (1 mo. USD LIBOR + 0.260%)	2.052%	6/25/35	291,107	272,674	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2019-BKWD D (1 mo. USD LIBOR + 1.850%)	3.590%	9/15/29	400,000	400,246	(b)(d)

See Notes to Financial Statements.

Western Asset Total Return ETF 2019 Annual Report	25

Schedule of investments (cont’d)

December 31, 2019

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (g) — continued
Legacy Mortgage Asset Trust, 2019-GS7 A1, Step Bond	3.250%	11/25/59	248,058	$248,241	(b)
Motel 6 Trust, 2017-MTL6 B (1 mo. USD LIBOR + 1.190%)	2.930%	8/15/34	304,930	304,752	(b)(d)
Motel 6 Trust, 2017-MTL6 C (1 mo. USD LIBOR + 1.400%)	3.140%	8/15/34	561,714	561,386	(b)(d)
MTRO Commercial Mortgage Trust, 2019- TECH D (1 mo. USD LIBOR + 1.800%)	3.540%	12/15/33	100,000	99,812	(b)(d)
New Residential Mortgage Loan Trust, 2016-3A A1B	3.250%	9/25/56	493,077	501,795	(b)(d)
Tharaldson Hotel Portfolio Trust, 2018-THL D (1 mo. USD LIBOR + 2.000%)	3.710%	11/11/34	243,024	243,324	(b)(d)
WaMu Mortgage Pass-Through Certificates Series, 2005-AR8, 2A1A (1 mo. USD LIBOR + 0.580%)	2.372%	7/25/45	75,084	74,287	(d)
Wells Fargo Commercial Mortgage Trust, 2018-C44 A5	4.212%	5/15/51	500,000	556,715
Total Collateralized Mortgage Obligations (Cost — $10,199,284)				10,215,495

			Shares
Investments in Underlying Funds — 4.5%
Invesco Senior Loan ETF (Cost — $4,860,266)			214,763	4,900,891

	Rate	Maturity Date	Face Amount†
Asset-Backed Securities — 3.8%
522 Funding CLO I Ltd., 2019-1A E (3 mo. USD LIBOR + 7.340%)	9.240%	1/15/33	250,000	241,552	(b)(d)
ARES XLV CLO Ltd., 2017-45A E (3 mo. USD LIBOR + 6.100%)	8.101%	10/15/30	250,000	244,867	(b)(d)
Argent Securities Inc. Pass-Through Certificates, 2004-W7 M1 (1 mo. USD LIBOR + 0.825%)	2.617%	5/25/34	70,450	70,311	(d)
California Street CLO IX LP, 2012-9A D2R2 (3 mo. USD LIBOR + 4.100%)	6.381%	7/16/32	250,000	242,976	(b)(d)
Halsey Point CLO I Ltd., 2019-1A E (3 mo. USD LIBOR + 7.700%)	9.607%	1/20/33	300,000	290,820	(b)(d)
Hertz Vehicle Financing II LP, 2018-1A A	3.290%	2/25/24	325,000	332,616	(b)
Marathon CLO 14 Ltd., 2019-2A BA (3 mo. USD LIBOR + 3.300%)	5.203%	1/20/33	250,000	246,250	(b)(d)

See Notes to Financial Statements.

26	Western Asset Total Return ETF 2019 Annual Report

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Morgan Stanley ABS Capital I Inc. Trust, 2004-NC7 M1 (1 mo. USD LIBOR + 0.855%)	2.647%	7/25/34	90,077	$89,393	(d)
Morgan Stanley ABS Capital I Inc. Trust, 2004-NC8 M1 (1 mo. USD LIBOR + 0.915%)	2.707%	9/25/34	246,971	245,518	(d)
NADG NNN Operating LP, 19-1 A	3.368%	12/28/49	150,000	149,046	(b)
OHA Loan Funding Ltd., 2015-1A DR2 (3 mo. USD LIBOR + 4.000%)	5.851%	11/15/32	250,000	249,353	(b)(d)
OZLM XVIII Ltd., 2018-18A D (3 mo. USD LIBOR + 2.850%)	4.836%	4/15/31	250,000	234,227	(b)(d)
RAMP Trust, 2006-NC3 M1 (1 mo. USD LIBOR + 0.340%)	2.132%	3/25/36	270,000	258,133	(d)
RASC Series Trust, 2005-KS12 M1 (1 mo. USD LIBOR + 0.440%)	2.232%	1/25/36	87,022	87,102	(d)
SLM Student Loan Trust, 2006-10 A6 (3 mo. USD LIBOR + 0.150%)	2.090%	3/25/44	125,000	117,184	(d)
SMB Private Education Loan Trust, 2018-C A2B (1 mo. USD LIBOR + 0.750%)	2.490%	11/15/35	250,000	248,859	(b)(d)
SMB Private Education Loan Trust, 2019-B A2B (1 mo. USD LIBOR + 1.000%)	2.740%	6/15/37	100,000	99,777	(b)(d)
SOUND POINT CLO XXII Ltd., 2019-1A D (3 mo. USD LIBOR + 3.900%)	5.866%	1/20/32	250,000	239,010	(b)(d)
Sunrun Atlas Issuer LLC, 2019-2 A	3.610%	2/1/55	100,000	99,315	(b)
Symphony CLO XIX Ltd., 2018-19A E (3 mo. USD LIBOR + 5.200%)	7.201%	4/16/31	250,000	232,332	(b)(d)
United States Small Business Administration, 2019-20D 1	2.980%	4/1/39	29,165	29,920
Total Asset-Backed Securities (Cost — $4,033,355)				4,048,561
Senior Loans — 2.8%
Communication Services — 0.4%
Diversified Telecommunication Services — 0.1%
Virgin Media Bristol LLC, Term Loan Facility N	—	1/31/28	70,000	70,389	(h)
Entertainment — 0.1%
AMC Entertainment Holdings Inc., Term Loan B1 (1 mo. USD LIBOR + 3.000%)	4.800%	4/22/26	19,950	20,074	(d)(i)(j)
CEOC LLC, Term Loan B	—	10/7/24	50,000	50,281	(h)
Total Entertainment				70,355

See Notes to Financial Statements.

Western Asset Total Return ETF 2019 Annual Report	27

Schedule of investments (cont’d)

December 31, 2019

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Media — 0.2%
Charter Communications Operating LLC, Term Loan B1 (1 mo. USD LIBOR + 1.750%)	3.550%	4/30/25	119,873	$120,603	(d)(h)(i)(j)
Nexstar Broadcasting Inc., Term Loan B4	—	9/19/26	130,000	130,578	(h)
Total Media				251,181
Wireless Telecommunication Services — 0.0%
Sprint Communications Inc., Initial Term Loan (1 mo. USD LIBOR + 2.500%)	4.313%	2/2/24	39,897	39,536	(d)(i)(j)
Total Communication Services				431,461
Consumer Discretionary — 0.6%
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC, 2019 Refinancing Term Loan B1 (1 mo. USD LIBOR + 3.250%)	4.944%	9/23/26	99,750	99,916	(d)(i)(j)
Hotels, Restaurants & Leisure — 0.5%
1011778 BC Unlimited Liability Co., Term Loan B4 (1 mo. USD LIBOR + 1.750%)	3.549%	11/19/26	140,000	140,131	(d)(h)(i)(j)
Aramark Services Inc., Term Loan B4	—	1/27/27	120,000	120,525	(h)
Four Seasons Hotels Ltd., Restated Term Loan	—	11/30/23	30,000	30,192	(h)
Golden Nugget Inc., Term Loan B	—	10/4/23	60,000	60,157	(h)
Hilton Worldwide Finance LLC, Refinancing Term Loan B2	—	6/21/26	110,000	110,676	(h)
Scientific Games International Inc., Initial Term Loan B5	—	8/14/24	120,000	120,193	(h)
Total Hotels, Restaurants & Leisure				581,874
Total Consumer Discretionary				681,790
Consumer Staples — 0.0%
Food & Staples Retailing — 0.0%
Albertson’s LLC, 2019 Term Loan B7	—	11/17/25	30,000	30,247	(h)
Financials — 0.4%
Capital Markets — 0.1%
RPI Finance Trust, Initial Term Loan B6	—	3/27/23	89,654	90,314	(h)
Diversified Financial Services — 0.2%
Trans Union LLC, Term Loan B5	—	11/16/26	40,000	40,144	(h)
UFC Holdings LLC, Term Loan B	—	4/29/26	80,000	80,460	(h)
Wynn Resorts Finance LLC, First Lien Term Loan A	—	9/20/24	130,000	130,000	(h)(k)
Total Diversified Financial Services				250,604

See Notes to Financial Statements.

28	Western Asset Total Return ETF 2019 Annual Report

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — 0.1%
Asurion LLC, New Term Loan B7	—	11/3/24	110,000	$110,527	(h)
Total Financials				451,445
Health Care — 0.6%
Health Care Providers & Services — 0.4%
Grifols Worldwide Operations USA Inc., Term Loan B	—	11/15/27	110,000	110,811	(h)
Jaguar Holding Co. II, 2018 Term Loan (1 mo. USD LIBOR + 2.500%)	4.299%	8/18/22	59,870	60,135	(d)(h)(i)(j)
LifePoint Health Inc., First Lien Term Loan B (1 mo. USD LIBOR + 4.500%)	6.202%	11/16/25	130,000	130,921	(d)(i)(j)
Sotera Health Holdings LLC, First Lien Initial Term Loan (3 mo. USD LIBOR + 4.500%)	6.289%	12/11/26	130,000	130,217	(d)(i)(j)
Total Health Care Providers & Services				432,084
Health Care Technology — 0.2%
AthenaHealth Inc., First Lien Term Loan B (3 mo. USD LIBOR + 4.500%)	6.401%	2/11/26	89,774	90,111	(d)(i)(j)
Change Healthcare Holdings LLC, Closing Date Term Loan (1 mo. USD LIBOR + 2.500%)	4.299%	3/1/24	125,746	126,087	(d)(i)(j)
Total Health Care Technology				216,198
Total Health Care				648,282
Industrials — 0.4%
Air Freight & Logistics — 0.1%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3 (1 mo. USD LIBOR + 1.750%)	3.515%	1/15/25	60,000	60,338	(d)(i)(j)
Airlines — 0.0%
American Airlines Inc., 2017 Replacement Term Loan B	—	12/14/23	50,000	50,125	(h)
Commercial Services & Supplies — 0.2%
Allied Universal Holdco LLC, Delayed Draw Term Loan (1 mo. USD LIBOR + 4.250%)	6.055%	7/10/26	90,556	91,032	(d)(h)(i)(j)
Allied Universal Holdco LLC, Initial Term Loan (1 mo. USD LIBOR + 4.250%)	6.049%	7/10/26	8,966	9,013	(d)(h)(i)(j)
API Group Inc., Initial Term Loan (1 mo. USD LIBOR + 2.500%)	4.299%	10/1/26	50,000	50,344	(d)(i)(j)
Garda World Security Corp., First Lien Term Loan B (3 mo. USD LIBOR + 4.750%)	6.660%	10/23/26	30,000	30,138	(d)(i)(j)
GFL Environmental Inc., 2018 Incremental Term Loan (1 mo. USD LIBOR + 3.000%)	4.799%	5/30/25	9,975	9,976	(d)(i)(j)
Total Commercial Services & Supplies				190,503

See Notes to Financial Statements.

Western Asset Total Return ETF 2019 Annual Report	29

Schedule of investments (cont’d)

December 31, 2019

Western Asset Total Return ETF

Security	Rate	Maturity Date	Face Amount†	Value
Electrical Equipment — 0.0%
Brookfield WEC Holdings Inc., First Lien Initial Term Loan	—	8/1/25	20,000	$20,108	(h)
Road & Rail — 0.1%
Genesee & Wyoming Inc., Term Loan	—	11/6/26	90,000	90,787	(h)
Total Industrials				411,861
Information Technology — 0.3%
IT Services — 0.1%
McAfee LLC, USD Term Loan B (1 mo. USD LIBOR + 3.750%)	5.555%	9/29/24	129,747	130,266	(d)(h)(i)(j)
Software — 0.2%
DCert Buyer Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.000%)	5.799%	10/16/26	80,000	80,100	(d)(i)(j)
Dell International LLC, Refinancing Term Loan B1	—	9/19/25	90,000	90,522	(h)
Total Software				170,622
Total Information Technology				300,888
Real Estate — 0.1%
Equity Real Estate Investment Trusts (REITs) — 0.1%
VICI Properties 1 LLC, Term Loan B	—	12/20/24	50,000	50,188	(h)
Total Senior Loans (Cost — $3,000,083)				3,006,162
U.S. Treasury Inflation Protected Securities — 2.4%
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	110,000	130,102
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	470,000	611,951
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/46	60,000	71,656
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/48	590,000	681,222
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/49	930,000	1,056,741
Total U.S. Treasury Inflation Protected Securities (Cost — $2,491,623)				2,551,672
U.S. Government & Agency Obligations — 0.3%
U.S. Government Obligations — 0.3%
U.S. Treasury Bonds	3.000%	2/15/49	30,000	33,933
U.S. Treasury Bonds	2.250%	8/15/49	200,000	194,563
U.S. Treasury Notes	2.250%	3/31/21	20,000	20,152
U.S. Treasury Notes	1.500%	11/30/24	10,000	9,919
U.S. Treasury Notes	1.750%	11/15/29	20,000	19,714
Total U.S. Government & Agency Obligations (Cost — $284,017)				278,281

See Notes to Financial Statements.

30	Western Asset Total Return ETF 2019 Annual Report

Western Asset Total Return ETF

Security	Expiration Date	Contracts	Notional Amount†	Value
Purchased Options — 0.0%
Exchange-Traded Purchased Options — 0.0%
Eurodollar 1-Year Mid Curve, Put @ $98.25	1/10/20	82	205,000	$513
Eurodollar 1-Year Mid Curve, Put @ $98.38	1/10/20	82	205,000	3,587
U.S. Treasury 5-Year Notes, Call @ $118.50	1/24/20	21	21,000	7,219
U.S. Treasury 5-Year Notes, Put @ $114.25	2/21/20	73	73,000	570
Total Purchased Options (Cost — $36,895)				11,889
Total Investments before Short-Term Investments (Cost — $104,342,066)				105,925,320

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 15.7%
U.S. Treasury Bills — 13.0%
U.S. Treasury Bills	0.000%	1/2/20	500,000	500,000	(l)
U.S. Treasury Bills	1.440%	2/6/20	13,440,000	13,420,531	(l)
Total U.S. Treasury Bills (Cost — $13,919,433)				13,920,531

			Shares
Overnight Deposits — 2.7%
BNY Mellon Cash Reserve Fund (Cost — $2,905,983)	0.250%		2,905,983	2,905,983
Total Short-Term Investments (Cost — $16,825,416)				16,826,514
Total Investments — 114.2% (Cost — $121,167,482)				122,751,834
Liabilities in Excess of Other Assets — (14.2)%				(15,226,713)
Total Net Assets — 100.0%				$107,525,121

See Notes to Financial Statements.

Western Asset Total Return ETF 2019 Annual Report	31

Schedule of investments (cont’d)

December 31, 2019

Western Asset Total Return ETF

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

(a)	This security is traded on a to-be-announced (“TBA”) basis. At December 31, 2019, the Fund held TBA securities with a total cost of $5,749,504.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(g)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(h)	All or a portion of this loan is unfunded as of December 31, 2019. The interest rate for fully unfunded term loans is to be determined.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Security is valued using significant unobservable inputs (Note 1).

(l)	Rate shown represents yield-to-maturity.

Abbreviations used in this schedule:

ACES	— Alternative Credit Enhancement Securities

ARS	— Argentine Peso

BRL	— Brazilian Real

CAS	— Connecticut Avenue Securities

CLO	— Collateralized Loan Obligation

ETF	— Exchange-Traded Fund

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

IO	— Interest Only

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

RUB	— Russian Ruble

USD	— United States Dollar

See Notes to Financial Statements.

32	Western Asset Total Return ETF 2019 Annual Report

Western Asset Total Return ETF

Schedule of Written Options

Exchange-Traded Written Options
Security		Expiration Date	Strike Price		Contracts	Notional Amount	Value
Eurodollar 1-Year Mid Curve, Put		1/10/20	$98.50		82	$205,000	$(16,913)
U.S. Treasury 10-Year Notes, Call		2/21/20	133.50		22	22,000	(687)
U.S. Treasury Long-Term Bonds, Call		1/24/20	168.00		12	12,000	0	(a)
Total Exchange-Traded Written Options (Premiums received — $34,950)							$(17,600)
OTC Written Options
	Counterparty
Interest rate swaption, Call	Citibank N.A.	2/5/20	137.00	bps	320,000	$320,000	$(67)
Interest rate swaption, Put	Citibank N.A.	2/5/20	177.00	bps	320,000	320,000	(876)
Total OTC Written Options (Premiums received — $1,652)							$(943)
Total Written Options (Premiums received — $36,602)							$(18,543)

(a)	Value is less than $1.

Abbreviation used in this schedule:

bps	— basis point spread (100 basis points = 1.00%)

At December 31, 2019, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	79	6/20	$19,351,160	$19,416,225	$65,065
90-Day Eurodollar	40	12/20	9,846,713	9,838,000	(8,713)
90-Day Eurodollar	64	3/21	15,756,672	15,750,400	(6,272)
Euro-BTP	23	3/20	3,672,076	3,677,959	5,883
U.S. Treasury 2-Year Notes	15	3/20	3,234,957	3,232,500	(2,457)
U.S. Treasury 5-Year Notes	186	3/20	22,127,616	22,061,344	(66,272)
U.S. Treasury 10-Year Notes	163	3/20	21,095,417	20,932,766	(162,651)
U.S. Treasury Long-Term Bonds	19	3/20	2,980,739	2,962,219	(18,520)
U.S. Treasury Ultra Long- Term Bonds	73	3/20	13,699,836	13,260,906	(438,930)
					(632,867)
Contracts to Sell:
90-Day Eurodollar	43	3/20	10,568,235	10,563,488	4,747
Euro-Bund	94	3/20	18,162,058	17,989,244	172,814
Japanese 10-Year Bonds	1	3/20	1,402,427	1,400,322	2,105
Ultra 10-Year U.S. Treasury Note Futures	6	3/20	856,443	844,219	12,224

See Notes to Financial Statements.

Western Asset Total Return ETF 2019 Annual Report	33

Schedule of investments (cont’d)

December 31, 2019

Western Asset Total Return ETF

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell continued
United Kingdom Long Gilt Bonds	7	3/20	$1,231,518	$1,218,320	$13,198
					205,088
Net unrealized depreciation on open futures contracts					$(427,779)

At December 31, 2019, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
COP	444,230,886	USD	126,592	Barclays Bank PLC	1/17/20	$8,698
EUR	599,191	USD	662,499	Barclays Bank PLC	1/17/20	10,834
IDR	369,493,359	USD	26,109	Barclays Bank PLC	1/17/20	465
IDR	5,988,906,604	USD	415,839	Barclays Bank PLC	1/17/20	14,878
INR	1,810,550	USD	25,213	Barclays Bank PLC	1/17/20	107
INR	29,072,091	USD	405,822	Barclays Bank PLC	1/17/20	749
MXN	8,696,811	USD	433,642	Barclays Bank PLC	1/17/20	25,659
USD	20,212	CNY	142,008	Barclays Bank PLC	1/17/20	(162)
USD	207,559	CNY	1,480,000	Barclays Bank PLC	1/17/20	(4,775)
USD	310,161	EUR	280,000	Barclays Bank PLC	1/17/20	(4,485)
USD	40,638	JPY	4,319,743	Barclays Bank PLC	1/17/20	850
USD	20,125	PHP	1,025,181	Barclays Bank PLC	1/17/20	(106)
USD	157,517	EUR	142,525	BNP Paribas SA	1/17/20	(2,644)
AUD	38,996	USD	26,857	Citibank N.A.	1/17/20	567
AUD	66,026	USD	45,248	Citibank N.A.	1/17/20	1,185
AUD	91,274	USD	61,345	Citibank N.A.	1/17/20	2,844
BRL	122,000	USD	30,366	Citibank N.A.	1/17/20	(55)
BRL	123,320	USD	28,942	Citibank N.A.	1/17/20	1,697
BRL	178,102	USD	42,204	Citibank N.A.	1/17/20	2,045
BRL	239,603	USD	59,215	Citibank N.A.	1/17/20	314
BRL	244,026	USD	60,458	Citibank N.A.	1/17/20	170
BRL	480,344	USD	117,844	Citibank N.A.	1/17/20	1,497
BRL	540,384	USD	129,020	Citibank N.A.	1/17/20	5,238
BRL	615,806	USD	153,468	Citibank N.A.	1/17/20	(471)
BRL	630,000	USD	149,278	Citibank N.A.	1/17/20	7,245
BRL	660,000	USD	157,849	Citibank N.A.	1/17/20	6,127
BRL	856,914	USD	214,389	Citibank N.A.	1/17/20	(1,490)
BRL	2,214,989	USD	517,884	Citibank N.A.	1/17/20	32,429
CAD	104,847	USD	78,912	Citibank N.A.	1/17/20	1,949

See Notes to Financial Statements.

34	Western Asset Total Return ETF 2019 Annual Report

Western Asset Total Return ETF

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	105,578	USD	80,259	Citibank N.A.	1/17/20	$1,166
CAD	209,991	USD	159,664	Citibank N.A.	1/17/20	2,288
CAD	210,731	USD	161,417	Citibank N.A.	1/17/20	1,105
CAD	421,059	USD	319,329	Citibank N.A.	1/17/20	5,404
CAD	463,693	USD	351,296	Citibank N.A.	1/17/20	6,318
CAD	521,691	USD	399,139	Citibank N.A.	1/17/20	3,204
CAD	737,674	USD	565,014	Citibank N.A.	1/17/20	3,902
CAD	1,190,000	USD	901,959	Citibank N.A.	1/17/20	15,804
COP	173,244,263	USD	51,115	Citibank N.A.	1/17/20	1,646
EUR	110,000	USD	123,114	Citibank N.A.	1/17/20	497
EUR	130,000	USD	144,880	Citibank N.A.	1/17/20	1,205
GBP	36,767	USD	47,321	Citibank N.A.	1/17/20	1,411
GBP	37,183	USD	47,978	Citibank N.A.	1/17/20	1,306
GBP	74,142	USD	95,445	Citibank N.A.	1/17/20	2,824
GBP	74,275	USD	96,323	Citibank N.A.	1/17/20	2,123
GBP	149,064	USD	192,058	Citibank N.A.	1/17/20	5,516
GBP	150,671	USD	194,384	Citibank N.A.	1/17/20	5,319
GBP	183,809	USD	237,792	Citibank N.A.	1/17/20	5,834
GBP	203,849	USD	264,520	Citibank N.A.	1/17/20	5,667
GBP	260,420	USD	335,795	Citibank N.A.	1/17/20	9,372
GBP	408,005	USD	500,473	Citibank N.A.	1/17/20	40,307
MXN	589,044	USD	29,893	Citibank N.A.	1/17/20	1,216
MXN	601,427	USD	30,999	Citibank N.A.	1/17/20	764
MXN	1,190,398	USD	61,352	Citibank N.A.	1/17/20	1,516
MXN	1,199,197	USD	62,036	Citibank N.A.	1/17/20	1,296
MXN	2,373,529	USD	122,278	Citibank N.A.	1/17/20	3,074
MXN	2,948,933	USD	152,620	Citibank N.A.	1/17/20	3,121
MXN	4,184,220	USD	217,089	Citibank N.A.	1/17/20	3,890
USD	174,366	CNY	1,246,366	Citibank N.A.	1/17/20	(4,449)
USD	6,902	EUR	6,187	Citibank N.A.	1/17/20	(50)
USD	16,772	EUR	15,035	Citibank N.A.	1/17/20	(124)
USD	32,925	EUR	29,384	Citibank N.A.	1/17/20	(95)
USD	35,588	EUR	32,000	Citibank N.A.	1/17/20	(371)
USD	66,686	EUR	60,000	Citibank N.A.	1/17/20	(738)
USD	112,130	EUR	100,000	Citibank N.A.	1/17/20	(243)
USD	164,232	EUR	146,929	Citibank N.A.	1/17/20	(878)
USD	273,318	EUR	243,531	Citibank N.A.	1/17/20	(347)
USD	331,053	EUR	300,000	Citibank N.A.	1/17/20	(6,068)
USD	129,525	GBP	100,000	Citibank N.A.	1/17/20	(3,018)

See Notes to Financial Statements.

Western Asset Total Return ETF 2019 Annual Report	35

Schedule of investments (cont’d)

December 31, 2019

Western Asset Total Return ETF

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	274,838	GBP	203,849	Citibank N.A.	1/17/20	$4,651
USD	9,992	RUB	643,073	Citibank N.A.	1/17/20	(339)
USD	43,085	RUB	2,796,970	Citibank N.A.	1/17/20	(1,848)
USD	48,649	RUB	3,135,932	Citibank N.A.	1/17/20	(1,730)
USD	86,747	RUB	5,577,843	Citibank N.A.	1/17/20	(2,862)
ZAR	364,739	USD	24,809	Citibank N.A.	1/17/20	1,214
ZAR	933,361	USD	60,730	Citibank N.A.	1/17/20	5,862
CAD	105,585	USD	80,124	JPMorgan Chase & Co.	1/17/20	1,306
GBP	37,153	USD	48,911	JPMorgan Chase & Co.	1/17/20	333
IDR	367,214,089	USD	26,044	JPMorgan Chase & Co.	1/17/20	366
IDR	380,026,758	USD	27,000	JPMorgan Chase & Co.	1/17/20	331
IDR	744,982,294	USD	52,519	JPMorgan Chase & Co.	1/17/20	1,059
IDR	745,575,953	USD	52,680	JPMorgan Chase & Co.	1/17/20	941
IDR	1,489,821,924	USD	105,221	JPMorgan Chase & Co.	1/17/20	1,926
IDR	1,828,649,017	USD	129,251	JPMorgan Chase & Co.	1/17/20	2,263
IDR	2,614,522,877	USD	185,178	JPMorgan Chase & Co.	1/17/20	2,856
INR	1,792,503	USD	25,137	JPMorgan Chase & Co.	1/17/20	(69)
INR	1,853,023	USD	25,920	JPMorgan Chase & Co.	1/17/20	(6)
INR	3,627,378	USD	50,797	JPMorgan Chase & Co.	1/17/20	(68)
INR	3,649,743	USD	50,960	JPMorgan Chase & Co.	1/17/20	82
INR	7,286,980	USD	101,816	JPMorgan Chase & Co.	1/17/20	92
INR	9,244,293	USD	129,436	JPMorgan Chase & Co.	1/17/20	(155)
INR	12,718,808	USD	178,359	JPMorgan Chase & Co.	1/17/20	(488)
MXN	585,042	USD	30,025	JPMorgan Chase & Co.	1/17/20	872
USD	37,837	CAD	50,000	JPMorgan Chase & Co.	1/17/20	(725)
USD	2,795	CNH	19,939	JPMorgan Chase & Co.	1/17/20	(66)
USD	23,898	CNY	168,503	JPMorgan Chase & Co.	1/17/20	(277)
USD	26,256	CNY	184,194	JPMorgan Chase & Co.	1/17/20	(170)
USD	48,144	CNY	340,234	JPMorgan Chase & Co.	1/17/20	(669)
USD	49,032	CNY	346,044	JPMorgan Chase & Co.	1/17/20	(615)
USD	98,177	CNY	689,988	JPMorgan Chase & Co.	1/17/20	(815)
USD	113,963	CNY	805,601	JPMorgan Chase & Co.	1/17/20	(1,616)
USD	147,123	CNY	1,039,717	JPMorgan Chase & Co.	1/17/20	(2,045)
USD	111,693	EUR	100,000	JPMorgan Chase & Co.	1/17/20	(680)
USD	9,231	JPY	1,000,000	JPMorgan Chase & Co.	1/17/20	20
USD	17,429	PHP	882,248	JPMorgan Chase & Co.	1/17/20	18
USD	17,661	PHP	898,788	JPMorgan Chase & Co.	1/17/20	(76)
USD	32,677	PHP	1,663,587	JPMorgan Chase & Co.	1/17/20	(154)
USD	41,592	PHP	2,139,495	JPMorgan Chase & Co.	1/17/20	(630)

See Notes to Financial Statements.

36	Western Asset Total Return ETF 2019 Annual Report

Western Asset Total Return ETF

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	51,783	PHP	2,656,964	JPMorgan Chase & Co.	1/17/20	$(652)
USD	71,149	PHP	3,615,085	JPMorgan Chase & Co.	1/17/20	(194)
USD	89,491	PHP	4,579,242	JPMorgan Chase & Co.	1/17/20	(880)
USD	327,715	PHP	17,189,635	JPMorgan Chase & Co.	1/17/20	(11,519)
USD	78,442	RUB	5,051,996	JPMorgan Chase & Co.	1/17/20	(2,719)
USD	83,175	RUB	5,337,225	JPMorgan Chase & Co.	1/17/20	(2,568)
Total						$221,630

Abbreviations used in this table:

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

CNH	— Chinese Offshore Yuan

CNY	— Chinese Yuan Renminbi

COP	— Colombian Peso

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JPY	— Japanese Yen

MXN	— Mexican Peso

PHP	— Philippine Peso

RUB	— Russian Ruble

USD	— United States Dollar

ZAR	— South African Rand

At December 31, 2019, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]		Termination Date	Implied Credit Spread at December 31, 2019[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
BNP Paribas SA (Daimler AG, 1.400%, due 12/02/24)	530,000	EUR	12/20/24	0.516%	1.000000	$(14,396)	$(13,085)	$(1,311)

See Notes to Financial Statements.

Western Asset Total Return ETF 2019 Annual Report	37

Schedule of investments (cont’d)

December 31, 2019

Western Asset Total Return ETF

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]		Termination Date	Implied Credit Spread at December 31, 2019[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
BNP Paribas SA (Volkswagen AG, 0.500%, due 3/30/21	530,000	EUR	12/20/24	0.745%	1.000000	$7,536	$6,734	$802

CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	30,500,000	MXN	4/5/21	28-Day TIIE-Banxico every 28 days	7.351% every 28 days	$(18,581)	$27,658
	1,264,000		9/15/21	1.350% annually	U.S. Daily Federal Funds Intraday Effective Rate annually	(240)	2,342
	2,470,000	CAD	8/13/24	3-Month CAD CDOR semi-annually	1.545% semi-annually	—	(42,482)
	1,870,000		8/15/24	1.504% semi-annually	3-Month LIBOR quarterly	—	17,330
	21,856,000		6/30/26	1.550% semi-annually	3-Month LIBOR quarterly	101,282	204,634
	2,286,000		7/31/26	1.520% semi-annually	3-Month LIBOR quarterly	8,209	28,556
	882,000		11/15/26	1.550% annually	U.S. Daily Federal Funds Intraday Effective Rate annually	1,138	(968)
	327,000		5/15/44	2.875% semi-annually	3-Month LIBOR quarterly	691	(51,329)
	164,000		11/15/44	1.810% semi-annually	3-Month LIBOR quarterly	216	8,981
	3,444,000		11/15/44	1.850% semi-annually	3-Month LIBOR quarterly	28,544	137,032
Total						$121,259	$331,754

See Notes to Financial Statements.

38	Western Asset Total Return ETF 2019 Annual Report

Western Asset Total Return ETF

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†		Upfront Premiums Paid (Received)	Unrealized Appreciation
Citibank N.A.	3,450,000	BRL	1/2/20	BRL-CDI **	8.410	% **	$134	$27,153
Citibank N.A.	1,277,000	BRL	1/4/27	BRL-CDI **	7.024	% **	740	7,175
JPMorgan Chase & Co.	300,000	BRL	1/4/27	BRL-CDI **	7.044	% **	—	1,927
Total							$874	$36,255

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.IG.33 Index	$2,230,000	12/20/24	1.000% quarterly	$57,815	$48,382	$9,433

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.HY.33 Index	$1,207,800	12/20/24	5.000% quarterly	$(116,353)	$(82,597)	$(33,756)

See Notes to Financial Statements.

Western Asset Total Return ETF 2019 Annual Report	39

Schedule of investments (cont’d)

December 31, 2019

Western Asset Total Return ETF

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

Abbreviations used in this table:

BRL	— Brazilian Real

BRL-CDI	— Brazil Cetip InterBank Deposit Rate

CAD	— Canadian Dollar

CDOR	— Canadian Dollar Offered Rate

EUR	— Euro

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

TIIE	— Equilibrium Interbanking Interest Rate (Tasa de Intere’s Interbancaria de Equilibrio)

See Notes to Financial Statements.

40	Western Asset Total Return ETF 2019 Annual Report

Statement of assets and liabilities

December 31, 2019

Assets:
Investments, at value (Cost — $121,167,482)	$122,751,834
Foreign currency, at value (Cost — $370,739)	393,400
Cash	119,666
Receivable for securities sold	21,206,262
Interest receivable	674,706
Foreign currency collateral for open futures contracts and exchange-traded options, at value (Cost — $581,873)	591,766
Deposits with brokers for centrally cleared swap contracts	287,190
Unrealized appreciation on forward foreign currency contracts	286,834
Deposits with brokers for open futures contracts and exchange-traded options	193,961
Receivable from broker — variation margin on centrally cleared swap contracts	56,046
OTC swaps, at value (premiums paid — $7,608)	44,665
Total Assets	146,606,330

Liabilities:
Payable for securities purchased	38,823,197
Payable to broker — variation margin on open futures contracts	119,501
Unrealized depreciation on forward foreign currency contracts	65,204
Investment management fee payable	40,368
Written options, at value (premiums received — $36,602)	18,543
OTC swaps, at value (premiums received — $13,085)	14,396
Total Liabilities	39,081,209
Total Net Assets	$107,525,121

Net Assets:
Par value (Note 5)	$40
Paid-in capital in excess of par value	106,418,443
Total distributable earnings (loss)	1,106,638
Total Net Assets	$107,525,121

Shares Outstanding	4,000,000

Net Asset Value	$26.88

See Notes to Financial Statements.

Western Asset Total Return ETF 2019 Annual Report	41

Statement of operations

For the Year Ended December 31, 2019

Investment Income:
Dividends	$81,655
Interest	1,475,219
Total Investment Income	1,556,874

Expenses:
Investment management fee (Note 2)	215,523
Interest expense	426
Total Expenses	215,949
Less: Fee waivers and/or expense reimbursements (Note 2)	(17,594)
Net Expenses	198,355
Net Investment Income	1,358,519

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	601,261
Futures contracts	697,150
Written options	495,234
Swap contracts	(220,553)
Forward foreign currency contracts	12,962
Foreign currency transactions	(17,490)
Net Realized Gain	1,568,564
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	1,631,252
Futures contracts	(572,316)
Written options	45,998
Swap contracts	284,863
Forward foreign currency contracts	305,222
Foreign currencies	21,851
Change in Net Unrealized Appreciation (Depreciation)	1,716,870
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	3,285,434
Increase in Net Assets From Operations	$4,643,953

See Notes to Financial Statements.

42	Western Asset Total Return ETF 2019 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2019	2018(a)

Operations:
Net investment income	$1,358,519	$201,420
Net realized gain	1,568,564	47,179
Change in net unrealized appreciation (depreciation)	1,716,870	49,009
Increase in Net Assets From Operations	4,643,953	297,608

Distributions to Shareholders From (Note 1):
Total distributable earnings	(3,705,009)	(136,000)
Decrease in Net Assets From Distributions to Shareholders	(3,705,009)	(136,000)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (3,100,000 and 1,000,000 shares issued, respectively)	84,133,067	25,000,000
Cost of shares repurchased (100,000 and 0 shares repurchased, respectively)	(2,708,498)	—
Increase in Net Assets From Fund Share Transactions	81,424,569	25,000,000
Increase in Net Assets	82,363,513	25,161,608

Net Assets:
Beginning of period	25,161,608	—
End of period	$107,525,121	$25,161,608

(a)	For the period October 3, 2018 (inception date) to December 31, 2018.

See Notes to Financial Statements.

Western Asset Total Return ETF 2019 Annual Report	43

Financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
	2019[1]	2018[1,2]

Net asset value, beginning of year	$25.16	$25.00

Income from operations:
Net investment income	0.82	0.20
Net realized and unrealized gain	2.45	0.10
Total income from operations	3.27	0.30

Less distributions from:
Net investment income	(0.90)	(0.14)
Net realized gains	(0.65)	—
Total distributions	(1.55)	(0.14)

Net asset value, end of year	$26.88	$25.16
Total return, based on NAV[3]	13.19%	1.19%

Net assets, end of year (000s)	$107,525	$25,162

Ratios to average net assets:
Gross expenses[4]	0.49%	0.49%[5]
Net expenses[4]	0.45	0.45 [5]
Net investment income	3.09	3.33 [5]

Portfolio turnover rate[6]	80%	18%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 3, 2018 (inception date) to December 31, 2018.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement, to the average net assets did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to May 1, 2021 without the Board of Trustees’ consent.

[5]	Annualized.

[6]

Excluding mortgage dollar rolls transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 285% and 97% for the year ended December 31, 2019 and the period ended December 31, 2018, respectively.

See Notes to Financial Statements.

44	Western Asset Total Return ETF 2019 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Total Return ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on NASDAQ. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units generally are issued and redeemed in cash. However, Creation Units may also be issued and redeemed partially in-kind for a basket securities and partially in cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at

Western Asset Total Return ETF 2019 Annual Report	45

Notes to financial statements (cont’d)

the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

46	Western Asset Total Return ETF 2019 Annual Report

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Total Return ETF 2019 Annual Report	47

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Mortgage-Backed Securities	—	$38,474,298	—	$38,474,298
Corporate Bonds & Notes	—	31,740,491	—	31,740,491
Sovereign Bonds	—	10,697,580	—	10,697,580
Collateralized Mortgage Obligations	—	10,215,496	—	10,215,496
Investments in Underlying Funds	$4,900,891	—	—	4,900,891
Asset-Backed Securities	—	4,048,561	—	4,048,561
Senior Loans	—	2,876,162	$130,000	3,006,162
U.S. Treasury Inflation Protected Securities	—	2,551,671	—	2,551,671
U.S. Government & Agency Obligations	—	278,281	—	278,281
Purchased Options	11,889	—	—	11,889
Total Long-Term Investments	4,912,780	100,882,540	130,000	105,925,320
Short-Term Investments†:
U.S. Treasury Bills	—	13,920,531	—	13,920,531
Overnight Deposits	—	2,905,983	—	2,905,983
Total Short-Term Investments	—	16,826,514	—	16,826,514
Total Investments	$4,912,780	$117,709,054	$130,000	$122,751,834
Other Financial Instruments:
Futures Contracts	$276,036	—	—	$276,036
Forward Foreign Currency Contracts	—	$286,834	—	286,834
OTC Credit Default Swaps on Corporate Issues — Sell Protection‡	—	7,536	—	7,536
Centrally Cleared Interest Rate Swaps	—	426,533	—	426,533
OTC Interest Rate Swaps‡	—	37,129	—	37,129
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection	—	9,433	—	9,433
Total Other Financial Instruments	$276,036	$767,465	—	$1,043,501
Total	$5,188,816	$118,476,519	$130,000	$123,795,335

48	Western Asset Total Return ETF 2019 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options:
Exchange-Traded Written Options	$17,600	—	—	$17,600
OTC Written Options	—	$943	—	943
Futures Contracts	703,815	—	—	703,815
Forward Foreign Currency Contracts	—	65,204	—	65,204
OTC Credit Default Swaps on Corporate Issues — Buy Protection‡	—	14,396	—	14,396
Centrally Cleared Interest Rate Swaps	—	94,779	—	94,779
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection	—	33,756	—	33,756
Total	$721,415	$209,078	—	$930,493

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange

Western Asset Total Return ETF 2019 Annual Report	49

Notes to financial statements (cont’d)

can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes or in an attempt to increase the Fund’s return. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

50	Western Asset Total Return ETF 2019 Annual Report

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities.

Western Asset Total Return ETF 2019 Annual Report	51

Notes to financial statements (cont’d)

Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2019, the total notional value of all credit default swaps to sell protection was $2,760,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2019, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

52	Western Asset Total Return ETF 2019 Annual Report

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The

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Notes to financial statements (cont’d)

Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(h) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

54	Western Asset Total Return ETF 2019 Annual Report

(j) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2019, the Fund had sufficient cash and/or securities to cover these commitments.

(k) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including pre-payments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(m) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

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Notes to financial statements (cont’d)

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(n) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(o) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(p) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and

56	Western Asset Total Return ETF 2019 Annual Report

emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(q) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(r) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller

Western Asset Total Return ETF 2019 Annual Report	57

Notes to financial statements (cont’d)

of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2019, the Fund held OTC written options, OTC swap contracts and forward foreign currency contracts with credit related contingent features which had a net liability position of $80,543. If a contingent feature would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

At December 31, 2019, the Fund held non-cash collateral from Citibank, N.A. in the amount of $61,108. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(s) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend

58	Western Asset Total Return ETF 2019 Annual Report

date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(t) Distributions to shareholders. Distributions from net investment income are declared and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(u) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(v) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$6,086	$(6,086)

(a)	Reclassifications are due to differences between book and tax amortization of premium on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), is the Fund’s subadviser and Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s sub-subadvisers. LMPFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Western Asset Total Return ETF 2019 Annual Report	59

Notes to financial statements (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. The Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement.

Under the investment management agreement and subject to the general supervision of the Fund’s Board of Trustees, LMPFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.49% of the Fund’s average daily net assets.

LMPFA has agreed to waive fees and/or reimburse investment manager fees, so that the ratio of total annual fund operating expenses will not exceed 0.45% of the Fund’s average daily net assets (subject to the same exclusions as the investment management agreement). This arrangement cannot be terminated prior to May 1, 2021 without the Board of Trustees consent.

During the year ended December 31, 2019, fees waived and/or expenses reimbursed amounted to $17,594.

As compensation for its subadvisory services, LMPFA pays Western Asset monthly 70% of the management fee paid by the Fund to LMPFA, net of (i) all fees and expenses incurred by LMPFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. Western Asset pays Western Asset Singapore, Western Asset Japan and Western Asset London a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the distributor of Creation Units for the Fund on an agency basis.

The Fund’s Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, the Fund is authorized to pay service and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Fund, and there are no current plans to impose these fees.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

60	Western Asset Total Return ETF 2019 Annual Report

3. Investments

During the year ended December 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$56,182,765	$152,062,269
Sales	9,368,130	120,333,479

At December 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$121,170,130	$1,799,613	$(217,909)	$1,581,704
Swap contracts	81,567	473,023	(129,846)	343,177
Written options	(36,602)	18,175	(116)	18,059
Futures contracts	—	276,036	(703,815)	(427,779)
Forward foreign currency contracts	—	286,834	(65,204)	221,630

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2019.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$11,889	—	—	$11,889
Futures contracts[3]	276,036	—	—	276,036
OTC swap contracts[4]	37,129	—	$7,536	44,665
Centrally cleared swap contracts[5]	426,533	—	9,433	435,966
Forward foreign currency contracts	—	$286,834	—	286,834
Total	$751,587	$286,834	$16,969	$1,055,390

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$18,543	—	—	$18,543
Futures contracts[3]	703,815	—	—	703,815
OTC swap contracts[4]	—	—	$14,396	14,396
Centrally cleared swap contracts[5]	94,779	—	33,756	128,535
Forward foreign currency contracts	—	$65,204	—	65,204
Total	$817,137	$65,204	$48,152	$930,493

Western Asset Total Return ETF 2019 Annual Report	61

Notes to financial statements (cont’d)

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	$(378,183)	$(26,299)	—	$7,967	$(396,515)
Written options	478,816	5,775	$10,643	—	495,234
Futures contracts	697,150	—	—	—	697,150
Swap contracts	(299,093)	—	78,540	—	(220,553)
Forward foreign currency contracts	—	12,962	—	—	12,962
Total	$498,690	$(7,562)	$89,183	$7,967	$588,278

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(15,611)	$1,938	—	$(13,673)
Written options	46,243	(245)	—	45,998
Futures contracts	(572,316)	—	—	(572,316)
Swap contracts	333,015	—	$(48,152)	284,863
Forward foreign currency contracts	—	305,222	—	305,222
Total	$(208,669)	$306,915	$(48,152)	$50,094

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

62	Western Asset Total Return ETF 2019 Annual Report

During the year ended December 31, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$37,116
Written options	42,254
Futures contracts (to buy)	50,729,292
Futures contracts (to sell)	19,254,908
Forward foreign currency contracts (to buy)	6,070,690
Forward foreign currency contracts (to sell)	2,436,872

Average Notional Balance
Interest rate swap contracts	$19,010,054
Credit default swap contracts (to buy protection)	1,802,725
Credit default swap contracts (to sell protection)	2,824,925

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2019.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Barclays Capital Inc.	$62,240	$(9,528)	$52,712	—	$52,712
BNP Paribas SA	7,536	(17,040)	(9,504)	—	(9,504)
Citibank N.A.	247,331	(26,119)	221,212	$(61,108)	160,104
JPMorgan Chase Bank NA	14,392	(27,856)	(13,464)	—	(13,464)
Total	$331,499	$(80,543)	$250,956	$(61,108)	$189,848

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not off-set in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Fund share transactions

At December 31, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Fund shares are issued and redeemed by the Fund only in Creation Units or Creation Unit aggregations, where 100,000 shares of the Fund constitute a Creation Unit. Such transactions are generally on a cash basis. However, Creation Units may also be issued and redeemed partially in-kind for a basket of securities and partially in cash. Transactions in capital shares of the Fund are disclosed in detail in the

Western Asset Total Return ETF 2019 Annual Report	63

Notes to financial statements (cont’d)

Statement of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the ended December 31, 2019, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$2,774,303	$136,000
Net long-term capital gains	930,706	—
Total distributions paid	$3,705,009	$136,000

As of December 31, 2019, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$9,224
Other book/tax temporary differences(a)	(665,817)
Unrealized appreciation (depreciation)(b)	1,763,231
Total distributable earnings (loss) — net	$1,106,638

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures, options and foreign currency contracts, the deferral of certain late year losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

7. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

8. Subsequent event

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason, Inc. (“Legg Mason”) announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, the

64	Western Asset Total Return ETF 2019 Annual Report

Fund’s investment adviser (the “Manager”), currently an indirect wholly owned subsidiary of Legg Mason, would become an indirect wholly owned subsidiary of Franklin Resources. The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s investment management contract with the Manager, and any related sub-advisory contract(s), where applicable. Therefore, the Fund’s Board is expected to be asked to approve a new investment management contract between the Fund and the Manager (and a new sub-advisory contract(s), if applicable). If approved by the Board, the new investment management contract (and the new sub-advisory contract(s), if applicable) is expected to be presented to the shareholders of the Fund for their approval.

Western Asset Total Return ETF 2019 Annual Report	65

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason ETF Investment Trust and Shareholders of Western Asset Total Return ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Total Return ETF (one of the funds constituting Legg Mason ETF Investment Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2019 and for the period October 3, 2018 (inception date) through December 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2019 and for the period October 3, 2018 (inception date) through December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 21, 2020

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

66	Western Asset Total Return ETF 2019 Annual Report

Board approval of management and

subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which Western Asset Management Company, LLC (“Western Asset”) provides day-to-day management of the Fund’s portfolio, and the sub-sub-advisory agreements pursuant to which Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore” and collectively with Western Asset, Western Asset London and Western Asset Japan, the “Sub-Advisers”) provide certain sub-sub-advisory services relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments. (The management agreement, sub-advisory agreement and sub-sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements and services provided to the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services provided to the Fund under the Management Agreement, Sub-Advisory Agreement and Sub-Sub-Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the respective Agreements since the Fund’s inception. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund by the Manager, including services specific to the Fund’s operation as an exchange-traded fund. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and

Western Asset Total Return ETF	67

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs specific to the Fund’s operation as an exchange-traded fund. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and Sub-Advisers’ brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, the existence of quality controls applicable to brokerage allocation procedures, and the arrangements for communication and processing of orders for creations and redemptions of Fund shares. In addition, management also reported to the Board on, among other things, its business plans regarding exchange-traded funds, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund Performance

The Board received and reviewed performance information for the Fund and for a group of institutional actively managed exchange-traded core plus bond funds (the “Performance Group”) selected by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Group. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in

68	Western Asset Total Return ETF

comparison to similar exchange-traded funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Group was for the period since the Fund’s inception (October 3, 2018) through June 30, 2019. The Fund performed better than the other funds in the Performance Group for the period. The Board reviewed performance information provided by the Manager for periods ended September 30, 2019, which showed that the Fund’s performance was better than the Broadridge category average during the third quarter and year-to-date. The Trustees noted that the Manager and Western Asset were committed to providing the resources necessary to assist the Fund’s portfolio managers. Based on its review, and noting the limited period for which performance data was available, the Board was satisfied with the Fund’s performance. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee rate (the “Actual Management Fee”) paid by the Fund to the Manager over the Fund’s last fiscal year in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. The Board also noted that the Manager pays all fund expenses, other than the Actual Management Fee and certain other expenses. Because of the Fund’s “unitary fee” structure, the Board recognized that the Fund’s fees and expenses will vary within a much smaller range and the Manager will bear the risk that Fund expenses may increase over time. On the other hand, the Board noted that it is possible that the Manager could earn a profit on the fees charged under the management agreement and would benefit from any price decreases in third-party services covered by the management agreement.

The Board reviewed information regarding the scope of services provided to the Fund by the Manager and its affiliates, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. Management also discussed with the Board the Fund’s distribution arrangements.

Additionally, the Board received and considered information comparing the Fund’s Actual Management Fee and the Fund’s overall expense ratio with those of the same group of institutional actively managed exchange-traded core plus bond funds selected by Broadridge as the Performance Group for the Fund (the “Expense Group”), and the Fund’s overall

Western Asset Total Return ETF	69

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

expense ratio with a broader group of funds selected by Broadridge consisting of all institutional actively managed exchange-traded core plus bond funds (the “Expense Universe”). This information showed that the Fund’s Actual Management Fee was lower than the median of management fees paid by the funds in the Expense Group, and that the Fund’s total expense ratio was slightly higher than the median of the total expense ratios of the funds in the Expense Group (before and after fee waivers and expense reimbursements) and the funds in the Expense Universe.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board discussed any economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that the Fund’s management agreement did not provide for any breakpoints in the Fund’s Actual Management Fee to the extent the assets of the Fund increase. The Board further noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. The Board also noted that there are various ways to share potential economies of scale with Fund shareholders and that it appeared that the benefits of any economies of scale would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services such as 529 College Savings Plans and retail managed accounts.

70	Western Asset Total Return ETF

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

Western Asset Total Return ETF	71

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Total Return ETF (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during the past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

72	Western Asset Total Return ETF

Independent Trustees† (cont’d)

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	Non-Executive Director, Rokos Capital Management LLP (since 2019)

Stephen R. Gross*

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron*

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Western Asset Total Return ETF	73

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Frank G. Hubbard

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during the past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

74	Western Asset Total Return ETF

Independent Trustees† (cont’d)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 145 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	142
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason, Inc. (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Western Asset Total Return ETF	75

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

76	Western Asset Total Return ETF

Additional Officers (cont’d)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Christopher Berarducci** Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees.

**	Effective September 27, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

Western Asset Total Return ETF	77

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

78	Western Asset Total Return ETF

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2019:

Record date:	Monthly	7/2/2019	12/27/2019
Payable Date:	January 2019 through December 2019	7/5/2019	12/31/2019
Interest from Federal Obligations	2.52%	—	—
Long-Term Capital Gain Dividend	—	$0.153210	$0.191502
Qualified Short-Term Capital Gain Dividend*	—	—	$0.301997

The law varies in each state as to whether and what percentage of dividend income is attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

*	Qualified Short-Term Capital Gain dividend is eligible for exemption from U.S. withholding tax for nonresident shareholders and foreign corporations.

Western Asset Total Return ETF	79

Western

Asset Total Return ETF

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Stephen R. Gross*

Susan M. Heilbron*

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

Jane Trust

*	Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

The Bank of New York Mellon

Transfer agent

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Total Return ETF

The Fund is a separate investment series of Legg Mason ETF Investment Trust, a Maryland statutory trust.

Western Asset Total Return ETF

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/etf and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Total Return ETF. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

ETFF483609 2/20 SR20-3820

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2018 and December 31, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $0 in December 31, 2018 and $22,500 in December 31, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2018 and $0 in December 31, 2019.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2018 and $0 in December 31, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason ETF Investment Trust, were $0 in December 31, 2018 and $0 in December 31, 2019.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason ETF Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason ETF Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2018 and December 31, 2019; Tax Fees were 100% and 100% for December 31, 2018 and December 31, 2019; and Other Fees were 100% and 100% for December 31, 2018 and December 31, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason ETF Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason ETF Investment Trust during the reporting period were $678,000 in December 31, 2018 and $1,051,186 in December 31, 2019.

(h) Yes. Legg Mason ETF Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason ETF Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Althea L. Duersten
Stephen R. Gross*
Susan M. Heilbron*
Frank G. Hubbard
Howard J. Johnson
Jerome H. Miller
Ken Miller
Thomas F. Schlafly

* Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees.

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 26, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 26, 2020